Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Supplement dated May 1, 2009

To the Product Prospectuses for:

American Legacy VULCV-III

American Legacy VULCV-IV

American Legacy VULDB-II

American Legacy VULDB-IV

American Legacy SVUL-III

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has created and made available to you new Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as “underlying funds”.  Please refer to the fund prospectus for comprehensive information on each of the underlying funds.

The following information is added to page one of your product prospectus:

International Growth and Income Fund (Class 2)

The following information is added to the “Funds” section of your product prospectus:

•                  International Growth and Income Fund (Class 2): International growth and income.

This fund will be available on or about May 18, 2009.  Consult your financial advisor.

The following replaces Table III in the “Charges and Fees” section of your product prospectus:

Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Total Annual Operating Expenses	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.06%	0.53%